Zea Capital Fund LLC
Investment Adviser

AAVIN Equity Advisors

Zea Capital Fund selected AAVIN Equity Advisors, located in Cedar Rapids, Iowa, as its investment adviser based on the firm's extensive experience and performance history in private equity investments, its investment strategy, its focus on Midwest businesses, and its deep roots in middle America.

EXPERIENCED INVESTMENT MANAGERS

AAVIN's principals have extensive private equity investment management experience with nearly three decades of history in serving as lead investors in private equity and venture capital financings. AAVIN's five-member investment team has over 145 years of combined investment and business development experience. Funds managed by one or more of AAVIN's principals have made investments in over 125 companies through their managed investment vehicles including four previous private equity funds:

1. **AAVIN Equity Partners I, LP**
   formed 2000, raised $47 million
2. **Allsop Venture Partners III LP**
   formed 1987, raised $60 million
3. **R.W. Allsop & Associates II LP**
   formed 1983, raised $25 million
4. **R.W. Allsop & Associates LP**
   formed 1981, raised $20 million

Zea Capital Fund will use the same investment strategy (as discussed in the Fund's prospectus) that has been used by AAVIN's prior funds. There can be no assurance that Zea will achieve returns comparable to the returns of AAVIN's prior funds. Additionally, there are significant differences between the structures of Zea and the funds managed by AAVIN's principals. You should review Zea's prospectus carefully before investing, including the risks described therein, before investing.






INVESTMENT STRATEGY

AAVIN's investment strategy is focused on:

- **Smaller companies with lower financing needs.** Because AAVIN believes there are better opportunities to build small companies than there are to build large ones, AAVIN targets companies seeking less than $5 million in financing.
- **An underserved geographic area.** AAVIN's investment activities are concentrated in the Midwest (Iowa and surrounding states). AAVIN believes that the capital needs of companies in this region are underserved, and, therefore a favorable opportunity may exist for sourcing deals with attractive growth potential. 70% to 80% of AAVIN investments to date have been within the Midwest.
- **Strong management teams.** AAVIN believes that the most important criterion in evaluating attractive investment opportunities is the quality of the company's management team. AAVIN looks for management teams with a proven track record, resourcefulness in problem solving, the ability to attract quality personnel, and a strong desire for success.
- **An active leadership role.** Through experience, AAVIN has found that better returns can be generated in companies where a private equity team assumes a leadership role, by serving as lead investor, assuming a Board position in the company, or both. Currently, AAVIN has Board responsibilities in all of its portfolio companies. Additionally, the funds managed by AAVIN's principals have served as lead investor more than 70% of the time.
- **Value-added involvement.** AAVIN proactively supports its portfolio companies through value-added expertise and assistance in such critical areas as management selection and/or change, business model/plan review, market strategy and analysis, capital structure, and financing strategies. AAVIN believes that this involvement positively influences the ultimate returns earned.
- **Diversification.** AAVIN fund portfolios are diversified by sector, industry, and company stage of development (i.e., ranging from established companies, to growth companies requiring expansion capital, to buyouts and/or recapitalizations). AAVIN exercises a high level of management discipline and adjusts its mix of investments in any fund depending on the prevailing investment environment and market cycles during the life of a fund.

ZEA CAPITAL FUND PROSPECTIVE PORTFOLIO

ZEA Capital Fund is targeting $60 to $80 million in investor capital to create a portfolio of growth and private equity investments. Consistent with AAVIN's investment strategy, the Fund is expected to have the following characteristics assuming normal economic conditions.

Number of companies

- 20 to 25 portfolio companies

Size of targeted portfolio companies

- Average pre-investment valuations of $5 to $10 million

AAVIN leadership roles

- Board responsibilities in nearly all portfolio companies
- Lead investor in the majority of the financings

Midwest geographic emphasis

- 70% to 80% invested in companies located in Midwest states (Iowa and surrounding states)

Company diversification

- Approximately 50% growth investments
  - Late stage growth companies that have proven their ability to generate sales but may not yet be profitable or able to generate sufficient cash flow to fund their growth.
- Approximately 50% buy-outs, recapitalizations and special situation investments
  - Typically these are established companies with a history of generating profit and cash.

Sector Diversification

- No sector* representing over 25% of the portfolio
- 7 to 10 industries targeted

CONTACT:

Zea Capital Fund Management:

AAVIN Equity Advisors
118 3rd Ave SE
Suite 630
Cedar Rapids, IA 52401
Phone: (319) 247-1072
Fax: (319) 363-9519
www.aavin.com

*as classified by the 2007 North American Industry Classification System